                                         Registration No. 33-55187


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                        POST EFFECTIVE AMENDMENT NO. 1

                               OLIN CORPORATION

            (Exact name of registrant as specified in its charter)

     Virginia                                       13-1872319
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                      Identification No.)

                                 501 Merritt 7
                                 P.O. Box 4500
                            Norwalk, CT 06856-4500
                         (Address, including zip code,
                 of registrant's principal executive offices)

          OLIN CORPORATION 1994 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                           (Full Title of the Plans)

                         ____________________________
                                 501 Merritt 7
                                 P.O. Box 4500
                            Norwalk, CT 06856-4500
                                (203) 750-3000
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)


                         DEREGISTRATION OF SECURITIES

     The Registrant is filing this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (Commission File No. 33-55187) to deregister all shares of common stock registered under such Registration Statement which were unissued under the Registrant's 1994 Stock Plan for Non-Employee Directors as of the date this Post-Effective Amendment No. 1 is filed.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk, State of Connecticut, on September 22, 1999.


                                         OLIN CORPORATION



                                         By: /s/ J.M. Jackson, Jr
                                            ---------------------
                                         J.M. Jackson, Jr
                                         Vice President, General
                                         Counsel and Secretary

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

  Signature                            Date                                 Title
  ---------                            ----                                 -----
       *                       September 22, 1999                 Chairman of the Board, President and Chief Executive
Donald W. Griffin                                                 Officer and Director (Principal
                                                                  Executive Officer)

       *                       September 22, 1999                 Director
William W. Higgins

       *                       September 22, 1999                 Director
Robert Holland, Jr.

________________________                                          Director
Suzanne Denbo Jaffe

________________________                                          Director
Randall W. Larrimore

       *                       September 22, 1999                 Director
G. Jackson Ratcliffe, Jr

________________________                                          Director
Richard M. Rompala

/s/ Anthony W. Ruggiero        September 22, 1999                 Director, Executive Vice President and Chief Financial
------------------------                                          Officer (Principal Financial and Accounting Officer)
Anthony W. Ruggiero


*     By:  /s/ J.M. Jackson, Jr.
           ---------------------
           J.M. Jackson, Jr.
           As Attorney-in-Fact
           Pursuant to powers of attorney contained in the original Registration Statement on Form S-8
           Filed August 23, 1994

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